SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March
28, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of March 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-S7)


      Residential Funding Mortgage Securities I, Inc.
  (Exact name of registrant as specified in its charter)

DELAWARE             33-54227            75-2006294
(State or Other
Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)   File Number)     Identification No.)



 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota     55437
 (Address of Principal   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000







Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

              (a)    Not applicable

              (b)    Not applicable

              (c)    Exhibits:

   1.  Pooling and Servicing Agreement, dated as of March
1, 1996 among Residential Funding Mortgage Securities I,
Inc. as seller, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.



                                  SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING
                                          MORTGAGE SECURITIES
                                          I, INC.


                                          By:

                                          Name:  Diane S. Wold
                                          Title:   Vice President


Dated:  March 28, 1996




                                  SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING
                                          MORTGAGE SECURITIES
                                          I, INC.


                                          By:   /s/ Diane S. Wold

                                          Name:  Diane S. Wold
                                          Title:   Vice President


Dated:  March 28, 1996



                                   EXHIBITS